Annual Fund Operating Expenses - iShares ESG Advanced Total USD Bond Market ETF - iShares ESG Advanced Total USD Bond Market ETF	Jun. 29, 2021
Operating Expenses:
Management Fees (as a percentage of Assets)	0.12%
Distribution and Service (12b-1) Fees	none
Other Expenses (as a percentage of Assets):	none
Acquired Fund Fees and Expenses	0.01%
Expenses (as a percentage of Assets)	0.13%
Fee Waiver or Reimbursement	(0.01%)
Net Expenses (as a percentage of Assets)	0.12%